AMENDMENT TO
                              AMENDED AND RESTATED
                        PRICING AND BOOKKEEPING AGREEMENT

         This Amendment is made and entered into this 1st day of July, 2001 by and between Liberty-Stein Roe Funds Income Trust (the "Trust"), a Massachusetts business trust, and Stein Roe & Farnham Incorporated ("Stein Roe"), a Delaware corporation.

         WHEREAS, the Trust and Stein Roe previously entered into an Amended and Restated Pricing and Bookkeeping Agreement dated August 3, 1999, as amended (the "Agreement"); and

         WHEREAS, the parties desire to amend the compensation provision of the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

          1. Paragraph 5 (Compensation) of the Agreement is amended and restated in its entirety as follows:

               "4. Compensation. The Trust will pay Stein Roe for each Series a monthly fee consisting of a Flat Fee plus an Asset-Based Fee, as follows:

                    (a) "Flat Fee." For each Series that is a stand-alone fund or a master fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $10,000, paid monthly. For each Series that is a feeder fund in a master/feeder structure, as identified as such on Schedule A, an annual fee of $5,000, paid monthly; plus

                    (b) "Asset-Based Fee." For each Series that is a stand-alone fund or a feeder fund in a master/feeder structure, as identified as such on Schedule A, that has average net assets of more than $50 million in any particular month, a monthly fee equal to the average net assets of the Series for that month multiplied by the Asset-Based Fee Rate. The "Asset-Based Fee Rate" shall be calculated as follows:

                         [(number of stand-alone funds and master funds on Schedule A x $105,000) + (number of feeder funds on  Schedule  A x $12,000)  -  (annual  flat  fees
                         payable  by  each  fund on Schedule   A)]  /  (average
                         monthly   net  assets  of  all stand-alone  funds  and
                         feeder funds on Schedule A with average monthly net assets of more than $50 million in that month)

          [Note: certain of the funds listed on Schedule A are not party to the Agreement but are listed for the purpose of calculating the fees above.] The Trust also shall reimburse Stein Roe for any and all out-of pocket expenses and charges, including fees payable to third parties for pricing a Series' portfolio securities, in performing services under this Agreement."

          A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                                            LIBERTY-STEIN ROE FUNDS INCOME TRUST

                                            By: /s/J. Kevin Connaughton

                                               Name: J. Kevin Connaughton
                                               Title: Treasurer

                                            STEIN ROE & FARNHAM INCORPORATED

                                            By: /s/William J. Ballou
                                               Name: William J. Ballou
                                               Title: Asst. Secretary

                                   SCHEDULE A

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST I
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty High Yield Securities Fund                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Income Fund                                        Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Strategic Income Fund                              Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Growth Fund                            Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Growth Fund II                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Value Fund                             Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Managed Aggressive Growth Fund                 Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST II
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Japan Opportunities Fund                   Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Intermediate Government Fund                       Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Greater China Fund                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Money Market Fund                                  Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST III
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Select Value Fund                                  Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport International Equity Fund                  Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
The Liberty Fund                                           Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Global Equity Fund                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Federal Securities Fund                            Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Small-Cap Fund                          Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Equity Fund                             Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Income Fund                             Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Contrarian Fund                                    Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST IV
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty High Yield Municipal Fund                          Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Exempt Fund                                    Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Tax-Exempt Insured Fund                            Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
Liberty Utilities Fund                                     Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Municipal Money Market Fund                        Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST V
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty California Tax-Exempt Fund                         Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Connecticut Tax-Exempt Fund                        Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Massachusetts Tax-Exempt Fund                      Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty New York Tax-Exempt Fund                           Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Ohio Tax-Exempt Fund                               Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Global Young Investor Fund                         Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST VI
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Small Cap Value Fund                               Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Growth & Income Fund                               Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Asia Pacific Fund                          Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY FUNDS TRUST VII
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Tiger Fund                                 Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Newport Europe Fund                                Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Intermediate Municipals Fund                     Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Municipal Money Market Fund                      Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Managed Municipals Fund                          Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe High Yield Municipals Fund                       Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Midcap Growth Fund                                 Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Focus Fund                                       Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Small Company Growth Fund                        Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Capital Opportunities Fund                       Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Global Thematic Equity Fund                      Fund
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
Stein Roe Balanced Fund                                    Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe European Thematic Equity Fund                    Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Growth Investor Fund                               Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe International Fund                               Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Asia Pacific Fund                                Fund
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Growth Stock Fund                                Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Young Investor Fund                              Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Institutional Client High Yield Fund             Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE ADVISOR TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Young Investor Fund                                Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Liberty Growth Stock Fund                                  Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
LIBERTY-STEIN ROE FUNDS INCOME TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Cash Reserves Fund                               Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Income Fund                                      Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe High Yield Fund                                  Feeder
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
Stein Roe Intermediate Bond Fund                           Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
SR&F BASE TRUST
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Cash Reserves Portfolio                               Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Municipal Money Market Portfolio                      Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F High-Yield Municipals Portfolio                       Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Intermediate Bond Portfolio                           Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Income Portfolio                                      Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F High Yield Portfolio                                  Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F International Portfolio                               Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Growth Investor Portfolio                             Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Balanced Portfolio                                    Master
---------------------------------------------------------- ---------------------
---------------------------------------------------------- ---------------------
SR&F Growth Stock Portfolio                                Master
---------------------------------------------------------- ---------------------


---------------------------------------------------------- ---------------------
Liberty Floating Rate Fund                                 Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
Liberty-Stein Roe Institutional Floating Rate Income Fund  Feeder
---------------------------------------------------------- ---------------------

---------------------------------------------------------- ---------------------
Stein Roe Floating Rate Limited Liability Company          Master
---------------------------------------------------------- ---------------------

----------------------------------------------------------- --------------------
CLOSED END FUNDS
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Intermediate High Income Fund                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial InterMarket Income Trust I                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Insured Municipal Fund                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial California Insured Municipal Fund                  Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial New York Insured Municipal Fund                    Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Municipal Income Trust                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Investment Grade Municipal Trust                   Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial High Income Municipal Trust                        Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Floating Rate Advantage Fund                        Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY VARIABLE INVESTMENT TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Value Fund, VS                                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Global Equity Fund, VS                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial U.S. Growth & Income Fund, VS                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Small Cap Value Fund VS                            Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty All-Star Equity Fund, VS                            Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Crabbe Huson Real Estate Fund, VS                           Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Select Value Fund, VS                               Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty S&P 500 Index Fund, VS                              Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Rydex Health Care Fund, VS                                  Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Rydex Financial Services Fund, VS                           Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Global Utilities Fund, VS                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Strategic Income Fund, VS                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial High Yield Securities Fund, VS                     Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial International Horizons, Fund, VS                   Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial International Fund for Growth Fund, VS             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Japan Opportunities Fund, VS                Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Newport Tiger Fund, VS                                      Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
STEINROE VARIABLE INVESTMENT TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Balanced Fund, VS                                 Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Growth Stock Fund, VS                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Small Company Growth Fund, VS                     Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Money Market Fund, VS                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Federal Securities Fund, VS                       Fund
----------------------------------------------------------- --------------------